                                                                    Exhibit 10.7


                                 GRANT AGREEMENT

                            NONQUALIFIED STOCK OPTION


Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option is not intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

     (1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:


                                  Portion of       Period from which
               Installment      Option Granted       Option Granted
               -----------      --------------     -----------------

                 First             One-third            12 months
                 Second            One-third            24 months
                 Third             One-third            36 months


          If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all of any part of those shares at any subsequent time during the term of this Option.

     (2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; provided, however, that if the shares to be exchanged were acquired under an ISO, such ISO shall have been granted at least two years prior thereto and the Common Stock shall have been owned by the Optionee for at least one year prior to such payment, and further provided that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

     (3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

     (4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

          (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

          (b) In the event that (i) the Optionee has an employment agreement with the Corporation which provides for his continued employment following a change in control ("Employment Agreement") and (ii) a "Change in Control," as defined in Section 2 of such Employment Agreement, occurs, this Option shall become fully exercisable upon the "Effective Date," as defined in Section 1(a) of such Employment Agreement, notwithstanding any provision in Paragraph 1 to the contrary; in addition, if such Optionee's employment with the Corporation is thereafter terminated under the circumstances described in Section 7(d) of such Employment Agreement, this Option shall remain exercisable at any time prior to the Expiration Date;

          (c) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement;

          (d) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled;

          (e) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (b) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; and

          (f) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted here for.

     (5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

     (6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

     (7) The shares issued may be authorized but unissued stock, or treasury stock, and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

     (8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

     (9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

     (10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

     (11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

     (12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

     (13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                                 GRANT AGREEMENT

                             INCENTIVE STOCK OPTION


Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option except as provided in Paragraph 4, is intended to quality as an incentive stock option ("ISO") as that term is defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

     (1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:


                                 Portion of     Period from which
             Installment       Option Granted     Option Granted
             -----------       --------------   -----------------

               First             One-third          12 months
               Second            One-third          24 months
               Third             One-third          36 months


          If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all of any part of those shares at any subsequent time during the term of this Option.

     (2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; provided, however, that if the shares to be exchanged were acquired under an ISO, such ISO shall have been granted at least two years prior thereto and the Common Stock shall have been owned by the Optionee for at least one year prior to such payment, and further provided that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any

          Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

     (3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

     (4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

          (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

          (b) In the event that (i) the Optionee has an employment agreement with the Corporation which provides for his continued employment following a change in control ("Employment Agreement") and (ii) a "Change in Control," as defined in Section 2 of such Employment Agreement, occurs, this Option shall become fully exercisable upon the "Effective Date," as defined in Section 1(a) of such Employment Agreement, notwithstanding any provision in Paragraph 1 to the contrary, provided, however, that to the extent (if any) that the limitation set forth in Code Section 422(d) is exceeded, the Option shall be treated as a Nonqualified Stock Option; in addition, if such Optionee's employment with the Corporation is thereafter terminated under the circumstances described in Section 7(d) of such Employment Agreement, this Option shall remain exercisable at any time prior to the Expiration Date, provided, however, that if such exercise occurs more than three (3) months after the date of such Optionee's termination of employment, the Option shall be treated as a Nonqualified Stock Option;

          (c) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement; provided, however, that if such exercise occurs more than three (3) months after the date of such retirement, the Option shall be treated as a Nonqualified Stock Option;

          (d) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled; provided, however, that if such Exercise occurs more than one (1) year after the date the Optionee's employment is terminated due to such disability, this Option shall be treated as a Nonqualified Stock Option;

          (e) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (b) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; provided, however, if the Optionee's date of death is more than three (3) months from the date of such retirement, this Option shall be treated as a Nonqualified Stock Option, and

          (f) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted here for.

     (5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

     (6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

     (7) The shares issued may be authorized but unissued stock, or treasury stock, and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

     (8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

     (9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

     (10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

     (11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

     (12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

     (13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.